THE PARNASSUS Fund
                        Quarterly Report, March 31, 2002
-------------------------------------------------------------------------------
                                                                    May 6, 2002



Dear Shareholder:



     As of March 31, 2002, the net asset value per share (NAV) of the Parnassus Fund was $36.09 so the overall return for the first quarter was a loss of 2.43%. This compares to a gain of 0.27% for the S&P 500, a gain of 2.63% for the average multi-cap value fund followed by Lipper, Inc. and a loss of 5.30% for the Nasdaq Composite index. For the quarter, then, we underperformed the S&P by
2.7 percentage points, underperformed the average multi-cap value fund by 5.1 percentage points, but we beat the Nasdaq by 2.87 percentage points.

     The reason we underperformed the S&P and the Lipper average is because of our holdings in telecommunications equipment stocks. Telecommunications service providers have sharply cut back on spending for equipment and this has caused the equipment makers to lose money and their stock prices to drop. Although we were aware of the enormous decline in capital spending, we decided to invest in equipment providers because their shares were trading at very low valuations. We thought these stocks were close to the bottom and so downside risk was limited. Unfortunately, there's no way to tell when a stock hits bottom and a low-priced issue can go even lower. We're still maintaining our position in shares of telecommunications equipment companies and even adding to them at lower prices. We still expect these issues to make a strong comeback before the end of the year.

     Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the average multi-cap value fund followed by Lipper. The total return figures are reduced by the amount of the maximum sales charge (3.5%) while the overall return figures give investment performance only. The performance figures for the average multi-cap value fund do not deduct any sales charges that may apply.



Periods Ending         Average Annual       Average Annual         S&P 500       Lipper Multi-Cap       Nasdaq
March 31, 2002          Total Return        Overall Return           Index         Value Average         Index
-------------------------------------------------------------------------------------------------------------------

One Year                    4.00%                7.77%               0.24%             5.46%             0.60%
Three Years                15.08%               16.45%              (2.52%)            6.59%            (8.92%)
Five Years                 14.03%               14.85%              10.17%            11.19%             8.96%
Ten Years                  13.62%               14.02%              13.23%            13.37%            11.82%
-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq are unmanaged indices of common stocks and it is not possible to invest directly in an index. An index has no expenses deducted from its return, but mutual funds do.



     As you can see from the table, we're ahead of all the indices for the one, three, five and ten-year periods. I'm very proud of our long-term performance. An article in the April 7, 2002 edition of the New York Times was entitled "The Few, the Proud, the Consistent Winners." It described an analysis of 4,058 stock mutual funds to find out how many met the following criteria: (1) beat the S&P 500 over the ten years ending March 31, 2002, (2) avoided losing money in any single year (3) was currently open to retail investors and (4) had the same portfolio manager over the ten-year period. I'm happy to report that the Parnassus Fund was one of only eleven funds that had those attributes.

     Besides the article in the New York Times, there have also been recent articles about the Parnassus Fund's performance in the Wall Street Journal, Kiplinger's and Fortune. Enclosed you will find copies of the pieces from the Wall Street Journal and Fortune.




ANALYSIS
     Eight of the companies in our portfolio had a negative impact on the NAV of 10(cent) or more during the quarter and six of them had some connection to the telecommunications industry. Ciena, the leading provider of optical switches for telecommunications, accounted for a 51(cent) drop in the NAV as its stock declined 37.1%, dropping to $9.00 a share. Ciena hit a high of $151 in October of 2000 so when it got below $14 a share earlier this year, we started to buy. Our average cost is around $11.50 so at $9 a share, we're underwater. The company has excellent products so we expect the stock to make a strong comeback later this year. Spending for telecommunications equipment probably won't increase much until late this year or early next year, but Ciena's stock trades on orders rather than revenue. Higher orders could come at any time so we have to be in the stock early even though there's still some downside risk. By the end of the year, I expect that we will be well rewarded for our position in Ciena.

     Juniper Networks, a leading provider of telecommunications routers, reduced the value of the Fund's shares by 40(cent) as it dropped 18.5% from our cost of $15.48 to $12.62. Juniper's stock hit a high of $244 in October of 2000 so it looked like a bargain when we started buying below $16 a share. However, telecommunications providers continued to cut orders for Juniper's products in the first quarter so the stock continued to fall. It's impossible to call the exact bottom for a stock. We have to buy when we think an issue is undervalued, but there's no guarantee that an undervalued stock won't become even more undervalued. Fortunately, Juniper is financially strong and continues to generate positive cash flow during the downturn. If telecom spending strengthens by the fourth quarter as we expect, Juniper's stock should make a strong recovery.

     Telecommunications provider Sprint fell 23.6% from our average cost of $19.55 to $14.93 where we sold the stock. Price declines for long distance services and intense competition in data services have hurt earnings. Sprint's decline lowered the NAV by 25(cent). We sold the stock because we don't see things improving for telecommunications providers. Why, you might be wondering, do we think that things will get better for telecom equipment makers, but not for service providers? Although we think service providers will spend more on equipment over the next year, we don't think they'll make much money because of competitive conditions. An analogy would be the airline industry. Over the years, airlines have made very little money, but Boeing has been quite profitable most of the time. In the telecommunications industry, then, we'll be avoiding the service providers, but investing in the equipment makers.

     Redback Networks, the supplier of routers and subscriber management services to the telecommunications industry, cost the Fund 20(cent) during the quarter as its stock dropped 13.9%, going from $3.95 to $3.40. Weak telecommunications capital spending put pressure on the company. As I wrote in our last report, Redback is a relatively small firm with limited financial resources so there is significant risk in this stock. We are, however, holding on to our substantial position in Redback because there's a lot of upside potential and the Parnassus Fund can handle the risk. Redback should garner a significant number of orders over the next six months from its new SmartEdge router which we think is a product that's superior to competitive offerings from Cisco and others. Orders should increase even in the current climate and when capital spending recovers, company earnings should be strong.

     Watson Pharmaceuticals fell 13.7% as its stock dropped to $27.09 which lowered the NAV by 19(cent). We invested in the stock because of its new product called Oxytrol, a transdermal patch for the treatment of an overactive bladder. Unfortunately, the FDA delayed approval of Oxytrol and the stock suffered. We're maintaining our position in Watson because we think Oxytrol will gain approval next year since it has fewer side effects than competing therapies.

     EMC, the computer storage company, cost the Fund 12(cent) as its stock declined by 12.8% to $11.72 where we sold it. The company is facing intense competition from IBM and Hitachi and prospects for a turnaround this year do not look good. Another factor in our decision to sell was that we had reservations about the company's social profile. Lack of board diversity, extravagant executive compensation and treatment of employees were important factors.

     Solectron, a large contract manufacturer of electronic products, made the NAV drop 10(cent) as its stock price fell 13.6% from our cost of $9.03 to $7.80. The company manufactures a host of products for the telecommunications and personal computer industries. Since both industries are in a slump, Solectron's stock has plummeted. It traded as high as $52 in October of 2000. At $7.80 a share, the stock is an absolute bargain and we expect a recovery by the end of the year.

     Given all these huge losses in our telecommunications stocks, you might be asking why we were down only 2.4% for the quarter. The answer is that we had five stocks that did extremely well -- each boosting the NAV by 15(cent) or more.

     Dana Corporation climbed an amazing 54.7%, rising from $13.88 to $21.47 for an addition of 28(cent) to the price of our shares. Dana is a major auto parts supplier. Higher auto sales and better cost control contributed to its strong move upward.

     Adobe Systems, the well-known software company, saw a 29.8% increase in its stock price as it went from $31.05 to $40.29 for a gain of 26(cent) on the NAV. Adobe had strong earnings based on cost control and new products -- especially the new version of Photoshop, its image-editing software.

     American Express contributed 21(cent) to the NAV as its stock rose 16.7%, climbing from $35.11 to $40.96. The stock rebounded because of signs of an economic recovery and increased travel.

     PETsMART, the big retailer of pet food and supplies, added 16(cent) to the NAV as its stock moved up 37.8%, going from $9.84 to $13.56. Strong same store sales and cost control increased earnings.

     Compaq added 15(cent) to the Fund's share price as its stock went from our cost of $9.76 to $11.75 where we sold it for a gain of 20.4%. We bought the stock at very depressed prices in late 2001 and we sold it after the company announced stronger than expected fourth quarter earnings. Even with stronger earnings, we're concerned about Compaq because of the difficult outlook for the personal computer business which remains very competitive.

OUTLOOK AND STRATEGY
     As I write this report in mid-April, the valuations of most companies in the stock market are way too high. The price/earnings ratio (P/E) of the S&P 500 is in the 20's compared to a historical average of 15. The economy is coming out of the recession, but progress appears to be weak and uneven. Given this situation, I'm expecting a sharp move down sometime in the next few months.

     Another factor that leads me to this conclusion is the fact that investor sentiment is way too high. Some of you may be surprised to hear me say this because if investor sentiment is positive, this should mean that stocks are headed higher. Although this makes intuitive sense, it's not the way it works. Believe it or not, the stock market tends to go down after sentiment hits a high point and go up when sentiment is negative. I know this seems surprising, but the facts confirm it.

     Two examples will illustrate this phenomenon. The firm Investors Intelligence does a survey of almost all the regularly published stock market newsletters. It divides them into "bulls", "bears" and "other." When the bullish opinion is high, the stock market usually declines. When bearish opinion is high, the market usually goes up. Right now for example, the "bulls" come in at about 52%, the "bears" come in at about 30% and 18% are neutral. Analysis has shown that when the bulls go above 50% and the bears go down to 30% or below, the market usually goes down. On the other hand, when the bears are dominant, the market usually goes up.

     A similar index is the "Vix" which is a measure of volatility derived from trading in options. When the Vix number is low such as below 24, confidence is high and the market tends to decline. When the Vix is high and sentiment is negative, the market tends to go higher. Right now, the Vix is around 21 so sentiment is positive, but stocks will probably go down.

     No one knows for sure why this happens. A contrarian, such as myself, understands this phenomenon immediately, but many people find it incomprehensible. The best explanation I've heard is that when everybody is positive, there's no one left to buy stocks and push the market higher. When most people are negative, there's no one left to sell stocks so the market stabilizes once selling is over and as investors slowly come back in, they drive prices higher. Soon more people start buying until they drive the averages to very high levels.

     Because of high valuations and optimistic sentiment, we have 33% of our assets in cash. That way, we'll have enough money to buy more stocks if and when the market comes down to a level where bargains are plentiful. As indicated in the enclosed Wall Street Journal article, a lot of the Fund's assets are invested in telecommunications equipment stocks. In my view, they are trading at bargain levels. Even though telecom stocks made the Fund underperform in the first quarter, I'm not giving up on them. Given the fact that the telecommunications stocks on the Nasdaq dropped an average of 27% during the first quarter, our performance doesn't look too bad. What's interesting, though, is that telecommunications is one of the few industries that have a lot of growth potential, but whose stocks are trading at very low levels. Most other growth industries are trading at higher levels. Sentiment is very negative around telecommunications stocks and as we have seen, that's a contrarian indicator. There's no guarantee that our telecom stocks won't go down further, but my view is that before the year is out, those issues will be a lot higher.




MY 15 MINUTES OF FAME DURING THE HEWLETT-PACKARD/COMPAQ MERGER FIGHT
     A number of shareholders have commented that they read a lot about me during the proxy fight over the H-P/Compaq merger. I was quite surprised at the media interest myself given the fact that Parnassus only owned 170,000 shares of H-P stock. (170,000 shares may sound like a lot, but it actually only amounts to about one-hundredth of one percent.) Given this relatively small holding, I was amazed that I was quoted in front page articles in the Washington Post, the Wall Street Journal and the San Jose Mercury News as well as articles in the New York Times, the London Times and the International Herald Tribune. I was also on the local ABC Television affiliate and in the electronic media such as CNET and Bloomberg News. Now I know what Andy Warhol meant when he said that everyone will be famous for 15 minutes.

     How did it happen? It all started when I told a Bloomberg News reporter that I was undecided on the H-P/Compaq merger, but that I was leaning against it. As soon as this quote appeared on Bloomberg, I was besieged by other reporters including the New York Times, the Wall Street Journal and CNET. Apparently, they were having difficulty getting institutional investors to speak on the record about the merger. Because we have a policy of being open and forthright with the press, I talked with all who called.

     Things came to a head on Friday, March 9 around 2:00 in the afternoon when I was getting ready to vote the Parnassus proxies. My assistant Marie Chen said Carly Fiorina (CEO of H-P) was on the phone. "Are you sure?" I asked. "She says she is," said Marie. "Well, I better talk to her then," I said.

     "This is Carly Fiorina," said a woman's voice on the other end of the line. At first, I thought it was one of my female friends playing a joke on me. After the first few sentences, though, I recognized her voice and realized that this was no joke. It really was Carly Fiorina. She said she had read my comments in the press and knew that I was leaning toward voting against the merger, but she wanted to tell me her side of the story.

     I told her of my reservations about the merger and she listened intently and did not try to interrupt me. What followed was a 45-minute conversation. She spoke passionately and eloquently and was very incisive. She came right to the point and did not ramble. At the end of the conversation, I was very impressed with her ability and the amount of planning the company had done regarding the proposed merger. I went from leaning against to being squarely on the fence.

     The next week was agony. I went back and forth on the issue. In the morning, I was in favor of the merger, but by the afternoon I was against. I thought that Carly Fiorina had done a reasonably good job in very difficult circumstances, but I knew that the history of mergers like this one had not been very good. I was worried about layoffs if the merger went through, but Fiorina had pointed out that a lot of H-P's businesses were unprofitable and those employees would lose their jobs if something didn't change. She had a plan to make those businesses profitable via the merger. I was worried about diluting the profitable H-P printer business with the unprofitable Compaq PC business, but Fiorina had pointed out that a lot of H-P printers were sold bundled with H-P PC's and that more printer sales would result if they were bundled with Compaq PC's.

     Hours of every day were taken up thinking about the merger. Once they learned that Fiorina had called me, the press became even more incessant and it seemed as if I were always talking to reporters. I even began to regret our policy of being open and forthright with the press.

     Soon, advisers to Walter Hewlett called and asked if I would speak with Mr. Hewlett (the son of a founder), the dissident company director who was leading the proxy fight against the merger. Since I wanted to hear from both sides, I agreed to have Mr. Hewlett telephone me on Thursday, March 14 at 2:00 p.m. At 1:45 p.m., my phone rang and it was Carly Fiorina calling again. She wanted to know how I was going to vote. I told her that I was still undecided, but bouncing back and forth. I told her I was surprised that I was getting so much attention when we had relatively few shares, but she said all shareholders were important. She concluded the phone call by pointing out that all the directors except Walter Hewlett -- including the independent directors -- were in favor of the merger and I should keep that in mind.

     As I was talking with Fiorina, Walter Hewlett had called on the other line. Marie took the message and I called him back as soon as I got off the phone with Fiorina. He was also very impressive and argued his case well. He pointed to the history of failed mergers and warned of the dangers of diluting a great printer business with a mediocre PC business.

     After the call, I still didn't know what to do. Here were two very intelligent, capable individuals who were sincere and motivated to act in the best interests of the company, its employees and shareholders. The responsibility of voting our shares weighed heavily on my shoulders. Hewlett-Packard was the founding company of Silcon Valley and it is very important to the economy of the San Francisco Bay Area as well as to the national economy. It's also a very socially responsible company.

     The next day, I ended up voting our shares against the merger. I just couldn't get past the dismal history of these mergers and I was concerned about the thousands of layoffs as well as diluting the profitability of H-P's great printer business. Although I voted against the merger, I had confidence in Fiorina as a manager and I thought that if the merger went through, it would not be a disaster because of all the careful planning H-P was doing. The results of the vote are not yet in as this is being written, but it appears as if the merger passed by a slim margin. Walter Hewlett is now suing over what he says was H-P's pressure on Deutsche Asset Management to change 17 million votes at the last minute in exchange for business from H-P.




SHAREHOLDER LETTER


         Dear Mr. Dodson:

              My wife and I remain highly satisfied Parnassus shareholders. Congratulations on the excellent performance of the fund through thick and thin.

              In light of the Enron debacle, I took a look at the Parnassus prospectus to remind myself how Parnassus makes investment decisions. I note that the statement doesn't explicitly say anything about `corporate governance.' May I suggest that you address that subject in the next communication with shareholders? I presume that we want the fund to invest in companies whose reporting is transparent and that treat employees and shareholders fairly. Those subjects are touched on in the "Investment Objective and Principal Strategies" statement in the Prospectus; perhaps now they should be highlighted and elaborated.

              While I'm on the subject, I wonder whether this would be a good time to take a fresh look at the fund's policies prohibiting investing in weapons contractors and nuclear power generation companies. The war on terrorism reminds us that a strong, well-equipped, well-managed, military is essential for our freedom and prosperity. It seems irresponsible (and prissy) that our engagement in the great American economy is limited by a blanket prohibition against investment in weapons contractors. A similar logic applies to nuclear power.

              Keep up the good work.

                                                              Sincerely,

                                                              Larry Lesser

                                                              Washington, DC

         Dear Mr. Lesser:

              Thank you for the nice letter and your kind words about our performance. With regard to the Enron affair, I think we're one of the minority of social mutual funds to take clear financial reporting into account. One of our principles in the prospectus is "ethical business dealings" which includes fair financial reporting. Another one of our principles is treating employees fairly, but we never explicitly talked about treating shareholders fairly because I never thought it would be necessary.

              In any case, you're right to emphasize the importance of financial reporting. Even though this has been an important principle for us in the past, you can bet that it will be even more important in the future.

              With regard to nuclear power, I still think our prohibition makes sense. Safety in disposing of nuclear waste is still a concern as is the cost of nuclear power reactors.

              I agree with you that our freedom and prosperity depend on a strong, well-equipped and well-managed military. Our prohibition against weapons contractors does not mean we are anti-military. I've always admired military people for their patriotism, professionalism, obedience to civilian authority, racial integration and taking good care of all their members and families. Our prohibition against investing in weapons contractors stemmed from the period when the Parnassus Fund was founded in 1984 when there was too much emphasis on spending for weapons to the detriment of spending for important human needs. Although I agree with your views on the military, I still don't think it makes sense for us to invest in weapons contractors. A limited amount of spending is very important for defense, but I don't want to be in the business of making money off higher spending on weapons. It's almost like our "no alcohol" investment policy. There's nothing wrong with moderate alcohol consumption such as wine with a meal, but I don't want to be in the business of encouraging people to drink more. (Unfortunately, they do that on their own.)

              Thank you for a very thoughtful letter.

                                                              Yours truly,

                                                              Jerome L. Dodson

                                                              President

NEW INTERN
     Joining the three interns we profiled in the last quarterly report is Eric Liu, a recent graduate of UCLA where he studied economics and philosophy. Eric has worked as an analyst at National Fiduciary Advisors in Los Angeles, an institutional investment consulting company. He has also worked as a business loan intern at a community lending organization. He is very enthusiastic about investing and manages his own portfolio.


SIGN-OFF
     Both the Parnassus Fund and the Parnassus Equity Income Fund are having strong growth now because of strong performance and all the publicity we have been receiving. Money is coming in at the rate of a million dollars per day. I would like to welcome new shareholders to the Fund and tell them that I can't make any guarantees, but I can make two promises. I'll do my best to take good care of your money and make it grow and I'll continue to keep most of my own liquid net worth in the Fund. Unlike some people at Enron whose names I won't mention, I have the same financial interest as my shareholders. If you don't do well, I don't do well, but if you do well, then I do well, too.

                                                                Yours truly,



                                                                Jerome L. Dodson

                                                                President



                  THE PARNASSUS FUND PORTFOLIO: MARCH 31, 2002*

         Number of Shares    Issuer                                              Market Value          Per Share
-------------------------------------------------------------------------------------------------------------------

                 325,000     Adobe Systems, Inc.                             $    13,094,250            $ 40.29
               2,500,000     Agere Systems, Inc. - A                               9,725,000               3.89
                 100,000     AGL Resources, Inc.                                   2,350,000              23.50
                 400,000     American Express Company                             16,384,000              40.96
                 250,000     American Int'l Group, Inc.                           18,035,000              72.14
                 100,000     Baldor Electric Company                               2,260,000              22.60
                 150,000     Becton Dickinson & Company                            5,658,000              37.72
                  50,000     Building Materials Holding Corporation                  720,000              14.40
               2,200,000     CIENA Corporation                                    19,800,000               9.00
                 900,000     Cisco Systems, Inc.                                  15,237,000              16.93
               1,200,000     Corning, Inc.                                         9,144,000               7.62
                 400,000     Dana Corporation                                      8,588,000              21.47
                  75,000     Eli Lilly & Company                                   5,715,000              76.20
                  50,000     Energen Corporation                                   1,322,500              26.45
                 130,000     Fannie Mae                                           10,384,400              79.88
                 160,000     Freddie Mac                                          10,139,200              63.37
                 150,000     Hewlett-Packard Company                               2,691,000              17.94
                  15,000     IDACORP, Inc.                                           607,500              40.50
                 100,000     Intel Corporation                                     3,041,000              30.41
               1,100,000     JDS Uniphase Corporation                              6,479,000               5.89
                 540,000     Juniper Networks, Inc.                                6,814,800              12.62
                 250,000     KeySpan Corporation                                   9,097,500              36.39
                  20,000     Merck & Company, Inc.                                 1,151,600              57.58
                 100,000     Northwest Natural Gas Company                         2,801,000              28.01
                 150,000     Peoples Energy Corporation                            5,907,000              39.38
                 300,000     PETsMART, Inc.                                        4,068,000              13.56
                 201,000     RadiSys Corporation                                   3,620,010              18.01
               4,600,000     Redback Networks, Inc.                               15,640,000               3.40
                 110,000     SAFECO Corporation                                    3,524,400              32.04
                  75,000     Safeway, Inc.                                         3,376,500              45.02
                 900,000     Solectron Corporation                                 7,020,000               7.80
                 800,000     SonicWALL, Inc.                                      10,432,000              13.04
                 600,000     The Gap, Inc.                                         9,024,000              15.04
                  93,600     UGI Corporation                                       2,933,424              31.34
                 900,000     Vitesse Semiconductor Corporation                     8,820,000               9.80
                 200,000     Washington Mutual, Inc.                               6,626,000              33.13
                 600,000     Watson Pharmaceuticals, Inc.                         16,254,000              27.09
                 100,000     Wells Fargo & Company                                 4,940,000              49.40
                 100,000     WGL Holdings, Inc.                                    2,686,000              26.86
                             Total common stocks                                 286,111,084

         Principal Amount    Convertible Bonds
-------------------------------------------------------------------------------------------------------------------
         $     9,000,000     Redback Networks, Inc.                          $     4,723,020            $ 52.48
                 290,199     TranSwitch Corporation                                  201,799              69.54

                             Total convertible bonds                               4,924,819

                             Total Portfolio                                   $ 291,035,903

                             Short Term Investments and Other Assets           $ 121,607,014

                             Total Net Assets                                  $ 412,642,917

                             The Net Asset Value as of March 31, 2002     $            36.09

                 * Portfolio is current at time of printing, but composition is subject to change.


                               Investment Adviser
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105

                                  Legal Counsel
                            Gardner, Carton & Douglas
                               321 N. Clark Street
                                Chicago, IL 60610

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105

                               The Parnassus Fund
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105
                                  415.778.0200
                                  800.999.3505
                                www.parnassus.com


                       This report must be preceded or accompanied by a current prospectus.